Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Equity Ventures Group Inc. for the quarter ended September 30, 2009, I, Colette Kim, Chief Executive Officer and Chief Financial Officer of Equity Ventures Group Inc. hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ended September 30, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended September 30, 2009, fairly presents, in all material respects, the financial condition and results of operations of Equity Ventures Group Inc.

EQUITY VENTURES GROUP, INC.

By:	/s/ Colette Kim
Colette Kim Chief Executive Officer Chief Financial Officer

Dated: November 16, 2009